July 2016 Investor Presentation NASDAQ: LENS Exhibit 99.1

Disclosure To the extent statements contained in this presentation are not descriptions of historical facts regarding Presbia PLC and its subsidiaries (collectively “Presbia,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: (i) the initiation, timing, progress and results of our clinical trials, our regulatory submissions and our research and development programs; (ii) our ability to advance our products into, and successfully complete, clinical trials; (iii) our ability to obtain pre-market approvals; (iv) the commercialization of our products; (v) the implementation of our business model, strategic plans for our business, products and technology; (vi) the scope of protection we are able to establish and maintain for intellectual property rights covering our products and technology; (vii) estimates of our expenses, future revenues, growth of operations, capital requirements and our needs for additional financing; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our financial performance; (x) developments relating to our competitors and our industry; and (xi) statements regarding our markets, including the estimated size and anticipated growth in those markets. Various factors may cause differences between our expectations and actual results, including those risks discussed under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2016 and those risks discussed under “Risk Factors” in other reports we may file with the Securities and Exchange Commission. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Introduction

PRESBIA

- Presbyopia is an age related visual impairment effecting near field vision. It's what causes us to need reading glasses as we enter middle age
- One of the largest and most under-served ophthalmic markets, (1.8B afflicted)
- The Presbia Flexivue Microlens is a best in class treatment option for presbyopia.
- A powered corneal inlay is implanted in the non dominant eye
- Presbia has unique competitive advantages
  - Designed to be reversible
  - The only option that uses a powered lens like reading glasses
  - The only option that is adjustable as you age (replace to a higher power)
  - Can easily be done before, during or after LASIK and before cataract surgery
- Interim 2nd Phase FDA data with positive results - US approval targeted in Q4 2018
- Targeted market push currently underway in two of the largest international ophthalmic markets: Korea - now, Germany - next
- CE marked with over 1,000 successful procedures

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

3

- A True “Microlens” with 3.2 mm diameter and edge thickness of 0.015 mm - Hydrophilic acrylic material similar to that used in IOLs for > 20 years - Offered in a wide range of powers ranging from +1.5 diopter to +3.5 diopter, in 0.25 diopter increments -Invisible to the naked eye once implanted -Can be done concurrently or pre/post LASIK or cataract surgery The Presbia Procedure 10 Minute Procedure Utilizing Existing Femtosecond Laser Femtosecond Laser 1 Creates a pocket in patient’s cornea 3 2 Lens Insert Surgeon uses inserter to implant lens in patient’s cornea Self-Sealing Pocket Pocket self-seals, holding lens in place at center of visual axis

Market Opportunity

PRESBIA

- Presbyopia is one of the largest and most under served ophthalmic markets
- Corneal inlays are an exciting surgical treatment for presbyopia
- LASIK is a market benchmark
  - Shows rapid commercial acceptance of a cash pay medical procedure to eliminate glasses
  - LASIK corrects distance vision in an early adult demographic. LASIK patients are now approaching the age where near vision deteriorates
  - Presbia is a less invasive procedure than LASIK
  - About 1.6x more people suffer from presbyopia than the conditions that LASIK treats (myopia, astigmatism, and hyperopia)
- LASIK grew 1230% in the first 5 years of US commercialization – to over 1.2 million procedures annually
- LASIK steady state is about 2.8M* procedures per year in North America, Europe and Asia

MarketScope, 2014

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

5

Competitive Landscape Corneal inlays are an exciting surgical treatment for presbyopia There are two primary competitors in the corneal inlay space AcuFocus - KAMRA Non-powered “disc” implanted in the non-dominant eye Utilizes the “pinhole effect” to focus light to enhance near vision Not easily reversible Difficult for patient in low light environments The disk is potentially visible to naked eye in light colored eyes Difficult if patient needs future retina diagnostic or cataract surgery Requires capital outlay from physician Revision Optics - Raindrop Hydrogel placed under a LASIK-like flap in the non dominant eye Increase bulk to cornea Non-powered Not easily reversible Difficult if patient needs future retina diagnostic or cataract surgery

The Physician Perspective

PRESBIA

There is no established surgical market for the 40–60 year old patient pool.



LASIK
Presbyopia
Cataract
Patient Age
20
30
40
50
60
70
80

Refractive Surgery Centers

- Flat-to-declining LASIK procedure volumes, overcapacity, and LASIK procedure price erosion
- Highly receptive to new private pay presbyopia procedure requiring no capital outlay

Presbia Flexivue Microlens™ Procedure

- No capital expenditure required
- Simple surgical procedure, short learning curve
- 100% private pay; ~10 minute procedure
- Follow up revenue possibility as patients age

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

7

6-Month Interim Data Subjects gained an average of 5 lines of uncorrected near visual acuity (the ability to see close objects without prescription enhancement) in treated eyes For example, an improvement from reading a subhead in the news paper (12pt font) to reading the content label (4pt font) on a bottle of eye drops Subjects can perform almost all near vision tasks without glasses Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States. Data made available to the Company indicates that:

U.S. Pivotal Trial There was little to no change in binocular uncorrected distance vision and no change from 90% cohort results reported Presbia Flexivue Microlens is designed to take advantage of binocular vision as most patients fuse both images in the brain. The brain filters bad images, thus, resulting in accepting the best images. This process is known as “neuroadaptation.” Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

Safety Data (May 24, 2016) 279 postoperative adverse events reported in operated eyes to date; majority easily treated No unanticipated adverse device effects reported to date Sept 2015: Completion of 2nd stage enrollment (a total of 346 subjects) Throughout 2016 into 2017: Focus is on compliance – constant subject follow through Q4, 2017: Submit clinical data in Final PMA Module to FDA (300 subjects, 2 year data) FDA Timeline 2017 2015 2016 2018 Q4, 2018: Anticipate approval 421st Subject Treated 9/11/15 Submit Annual Safety Report to FDA 4Q15 379th subject 12M Visit 9/16 Submit Annual Safety Report to FDA 4Q16 300 Intent To Treat 24M Visit early 3Q17 Submit Final PMA Module 4Q17 Submit Annual Safety Report to FDA 4Q17 Submit final Report to FDA 4Q18

Focused Commercialization Strategy 2016 2017 2018 South Korea Most penetrated LASIK market in the world Major elective surgery market Many surgeons concentrated geographically Samsung Medical Center clinical validation study Patient awareness campaign, recruitment Start to build clinical credibility for Germany Centers of Excellence: Ireland/UK, Netherlands, Australia/NZ, Canada To support clinical and commercial expansion in core markets Q4: North America launch* * Contingent upon FDA approval Build credibility in two major OUS markets carrying momentum into US commercial launch Germany Largest European market Clinically respected globally Complete clinical validation studies Continue to build credibility Commercial operations start

Additional Materials

Leadership Team

PRESBIA



TODD COOPER, PRESIDENT & CEO

Todd Cooper has served as the President and Chief Executive Officer of Presbia PLC and as a director of Presbia PLC since January 2015. From July 2011 to November 2014, Mr. Cooper served as the Chief Executive Officer of NVISION, which operates a network of ophthalmological surgical centers. From October 2008 to June 2010, Mr. Cooper served as the Vice President of Marketing and the General Manager of Henry Schein Medical, a division of Henry Schein, Inc., a global provider of health care products and services to office-based practitioners. Prior to that, Mr. Cooper served as: the Senior Vice President, Global Sales and Marketing of Discus, a global manufacturer of dental products (2003 to 2008).



JARETT FENTON, CHIEF FINANCIAL OFFICER

Jarett Fenton has served as Chief Financial Officer of Presbia PLC since June, 2016. Mr. Fenton brings 17 years of diversified financial experience in both public and private companies in the healthcare, technology, and manufacturing spaces. His specialties include investor relations, capital markets, strategic financial development, as well as corporate finance and reporting. Prior to joining us, Mr. Fenton served as Vice President of Finance and Senior Controller of Alphaeon, Inc., a privately held healthcare technology company with products and services in the ophthalmology and dermatology markets. He held this role from December 2013 to June 2016. From January 2011 to December 2013, Mr. Fenton served as a partner at Orchid Capital Partners, a consultancy providing SEC and capital markets consulting services to several client companies. During that time, form April 2012 to December 2012, Mr. Fenton also served as Chief Financial Officer of Ciralight Global, Inc., a publicly held company manufacturing daylighting systems for OEM partners including Firestone and Eaton. From February 2007 until December 2010, Mr. Fenton served as Chief Financial Officer of Enova Systems, Inc., a publicly-held company that manufactured proprietary vehicle drive systems for clean vehicle applications

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

13

VLADIMIR FEINGOLD, CHIEF TECHNOLOGY OFFICER & EXECUTIVE VICE PRESIDENT Vladimir Feingold has served as the Chief Technology Officer and as a director of Presbia Holdings since September 2009 and has served as the Chief Technology Officer of Presbia PLC since February 2014, an Executive Vice President of Presbia PLC since June 2014 and is a director of Presbia PLC. He has more than 30 years’ experience as an executive in the medical technology field and in research and development. Beginning in September 2001, Mr. Feingold was the Chief Executive Officer of Visitome, Inc. and Biovision AG until Biovision AG was liquidated in bankruptcy in Switzerland in 2008 and the operations of Visitome were merged into Presbia in 2009. Previously, Mr. Feingold served as President and Chairman of Staar Surgical AG, Switzerland (1994-1999) and held positions of increasing responsibility with its parent, Staar Surgical Co., a U.S. public company (1991-1999). From 1995 to 2000, Mr. Feingold was also a director of Canon-Staar, Japan, and from 1984 to 2001, JOHN STROBEL, VICE PRESIDENT OF SALES John brings extensive international sales and ophthalmology experience to Presbia and leads the company’s international sales expansion efforts. He most recent served as Vice President of Sales & Marketing at Western Enterprises. Before that, John served as Vice President of Sales & Marketing for VOLK, a diagnostic and surgical device manufacturer in the ophthalmology and optical markets. During his tenure there he built a global selling team in over 100 countries. He opened offices and managed teams in India, China, Latin America, Europe, Middle East/Africa and Australia. Prior to that John served in sales management roles at Hu-Friedy a $100 million dental manufacturer and Depuy/Motech Spinal Systems Leadership Team

Leadership Team VANESSA TASSO, VICE PRESIDENT OF CLINICAL AFFAIRS Prior to joining the Presbia team, Ms. Tasso was the Director of Clinical Operations for Glaukos Corporation,. She was a Senior Manager of Clinical Development and Communications for Surmodics, responsible for developing and implementing Phase I and Phase IIb drug studies. She was the Senior Manager of Strategic Communications and Clinical Marketing for Bausch and Lomb US Surgical, and responsible for conducting Phase IV post-market approval studies for all surgical product lines. She also worked for the Boeing Company, as the Director of Logistics Engineering and Product Support, teams responsible for developing product support systems for large military programs (e.g., Sea-based X-Band Radar, Ground-based Midcourse Defenses System), and served on several of Boeing’s large system integrator teams in support of a variety of U.S. military programs. NELA GONZALES, VICE PRESIDENT OF REGULATORY AFFAIRS AND QUALITY ASSURANCE D. Nela Gonzales has 20 years of experience in medical devices and pharmaceuticals related to Quality Assurance, Compliance, Regulatory Affairs, Supplier Management, Operations/Manufacturing, Sterilization, Validation, New Product Development, Software Development, Software Systems Implementation and Environmental Health and Safety. Her diversified background skills and innovation contribute tremendously to Presbia’s success. Prior to joining Presbia Nela Gonzales was a Director QA and Compliance for Critical Care and Vascular at Edwards Lifesciences were she managed all aspects of Quality Assurance. She also worked at Abbott Medical Optics as the Director of Corporate QA Compliance where she managed QA Compliance at the Corporate level for the AMO Division of Abbott.

Large, Underserved And Growing Market Opportunity Projected Demographic-Driven Market Growth 1.8 Billion Presbyopes (billions) Source: 2013 Market Scope. United States (113) Western Europe (128) Latin America (140) China (423) India (249) Rest of World (542) Other Wealthy Nations (53) Japan (58) (millions)

A True Microlens 1.6 mm Central Zone Diameter Boundary between Central and Optic Zones Shown by Imaginary Line 0.51 mm Central Hole Diameter 3.2 mm Overall Diameter Central Zone Boundary between Central and Optic Zones Shown by Imaginary Line Optic Zone Center Thickness Varies by Lens Power 1.6 mm Central Zone Diameter 0.51 mm Central Hole Diameter 0.015 mm Edge Thickness

Consistent with the recently report data

U.S. Pivotal Trial Subjects gained an average of 5 lines of uncorrected near visual acuity (the ability to see close objects without enhancement) in treated eyes (Figure A). 82% of subjects achieved 20/40 or better uncorrected distance vision in treated eyes (Figure B). Figure B Figure A Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

U.S. Pivotal Trial 98% of subjects achieved 20/40 or better best corrected distance vision in treated eyes (Figure C) and there was little to no change in binocular best corrected distance vision (Figure D). Figure C Figure D Notwithstanding these results, we cannot assure you when or whether the Company will obtain pre-market approval, or what expenditures the Company will incur whether or not we obtain such approval, given the many significant risks associated with seeking such an approval from the FDA.  Furthermore, certain adverse events have been reported as part of the on-going staged pivotal clinical trial.  For a discussion of previously reported adverse events please see the risk factors, including the risk factor titled “If concerns regarding side effects from presbyopia correction surgery generally, or our products specifically, develop, including as a result of third-party studies and publications, our business, results of operations and financial condition will be materially and adversely affected.”, in the Company’s annual report on Form 10-K for the year ended December 31, 2015.  The Company requires PMA approval in order to market its products in the United States.

Intellectual Property

PRESBIA

U.S. Patents

- Five patents issued:
  - Lens Holder Apparatus and System Method (US 8,869,975 B2)
  - Lens Inserter Apparatus and Method (US 9,017,401 B2)
  - Lens Injector Apparatus and Method (US 8,454,687 B2)
  - Lens Injector Apparatus System and Method (US 9,010,817 B2)
  - Method for Laser Cutting a Corneal Pocket (US 9,168,175 B2)
- Two patents pending (patent applications):
  - Lens Inserter Assembly
  - System for Monitoring and Tracking Patient Outcomes After Surgical Implantation of an Intracorneal Lens

Foreign Patents

- Lens Holder Apparatus and System Method
  - Issued: Canada
  - Allowed, waiting for issue: China
  - Awaiting Examination: Australia, Europe, Israel, Japan, Korea, Russia, India, Brazil
- Lens Inserter Apparatus and Method
  - Issued: Japan, China, Australia
  - Allowed, waiting for issue: Israel
  - Pending: Canada, Europe, Korea
- Lens Injector Apparatus and Method
  - Pending: Japan, Korea
- Method for Laser Cutting a Corneal Pocket
  - Pending: Australia, Canada, China, Europe, Hong Kong, Israel, Japan, Korea

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

21

Manufacturing 4,000 square-foot, two-part (wet/dry) manufacturing facility Approved to manufacture devices for U.S. IDE by State of California FDA in 2013 Sufficient capacity to handle projected Presbia Flexivue Microlens™ volume through U.S. launch Approved to manufacture devices for OUS sale by Intertek (ISO 13485:2012 certified) Additional third-party manufacturing facility in Israel supplies product for all current OUS requirements Distribution facilities in Ireland and the Netherlands Irvine, CA Manufacturing Facility

PRESBIA

Presbia PLC (Headquarters)
120-121 Lower Baggot St.
Dublin 2, Ireland
tel: +353-1-659-9446

Presbia Coöperatief U.A.
Pieter Pauwstraat 2A – I · 1017 ZJ Amsterdam, Netherlands
tel: +31-20-7084-556 · fax: +31-20-7084-556

PresbiBio LLC
8845 Irvine Center Dr., Suite 100 · Irvine, CA 92618
tel: +1-949-502-7010 · fax: +1-323-832-8447

info@presbia.com • www.presbia.com

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.
23